THE TOCQUEVILLE TRUST

THE TOCQUEVILLE FUND

THE TOCQUEVILLE SMALL CAP VALUE FUND

THE TOCQUEVILLE ASIA-PACIFIC FUND

THE TOCQUEVILLE EUROPE FUND

THE TOCQUEVILLE GOVERNMENT FUND



Supplement  Dated November 21, 1996

to

the Prospectus Dated February 28, 1996



        Effective December 2, 1996, Firstar Trust Company will act as the Transfer Agent for The Tocqueville Trust, which currently consists of: The Tocqueville Fund, The Tocqueville Small Cap
Value Fund, The Tocqueville Asia-Pacific Fund, The Tocqueville
Europe Fund, and The Tocqueville Government Fund (collectively the "Funds"). Shares of the Funds may be purchased by sending a completed application to The Tocqueville Trust, c/o Firstar
Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701 (telephone 1-800-697-3863). Correspondence sent by overnight courier should be addressed to The Tocqueville Trust c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan
Street, Milwaukee, WI 53202. The Transfer Agent charges a $10 service fee for each payment of redemption proceeds made by Federal wire. This fee will be deducted from the shareholder's account. A $20 fee will be imposed by the Funds' Transfer Agent if any check used for investment in an account does not clear due to insufficient funds. Additional services provided to the Funds by Firstar Trust Company include: custody, accounting, fund administration and fulfillment.

                (This information supplements the material on page 42 of the Prospectus)



EXCHANGE PRIVILEGE



        Beginning December 2, 1996, the Funds will permit their shareholders to exchange shares of any or all of an investment in the Funds for shares of the Portico Money Market Fund, the Portico Tax-Exempt Money Market Fund, or the Portico U.S. Government Money Market Fund (collectively the "Money Market Funds"). This new Exchange Privilege is a convenient way for shareholders to buy shares in a money market fund in order to respond to changes in their goals or market conditions. Before exchanging into the Money Market Funds, shareholders must read the Money Market Funds' Prospectus. To obtain the Money Market Funds' Prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-800-697-3863. The Transfer Agent charges a $5 fee for each telephone exchange which will be deducted from the investor's account from which the funds are being withdrawn prior to effecting the exchange. There is no charge for exchange transactions that are requested by mail.
Use of the Exchange Privilege is subject to the minimum purchase and redemption amounts set forth in the Prospectus for the Money Market Funds.



        For purposes of the Exchange Privilege, exchanges into and out of the Money Market Funds will be treated as shares owned in the Funds. For example, if an investor who owned shares in any one of the Funds moved an investment from one of the Funds to one of the Money Market Funds and then decided at a later date to move the investment back to one of the Funds, he or she would be deemed, once again, to own shares of one of the Funds and may do so without the imposition of any additional sales charges, so long as the investment has been continuously invested in shares of the Money Market Fund during the period between withdrawal and reinvestment.



        All accounts opened as a result of using the Exchange Privilege must be registered in the identical name and taxpayer identification number as a shareholder's existing account with the Funds. Remember that each exchange represents the sale of shares of one fund and the purchase of shares of another.
Therefore, shareholders may realize a taxable gain or loss on the transaction. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. Tocqueville
Securities L.P. is entitled to receive a fee from the Money
Market Funds for certain support services at the annual rate of
 .20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record. Because excessive trading can hurt the Funds' performance and shareholders, the Funds reserve the right to temporarily or permanently limit the number of exchanges or to otherwise prohibit or restrict shareholders from using the Exchange Privilege at any time, without notice to shareholders. In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to the Funds and may thus be restricted or refused. Excessive trading is determined to be using the Exchange Privilege more than five times per calendar year. The restriction or termination of the Exchange Privilege does not affect the rights of shareholders to redeem shares, as discussed in the Funds
Prospectus.



        The Money Market Funds are managed by Firstar Investment Research and Management Company, an affiliate of Firstar Trust Company, which is entitled to receive from each Money Market Fund a fee calculated daily and paid monthly at the annual rate of 0.50% of the first $2 billion of each Money Markets Fund's average daily net assets, and 0.40% on average daily net assets over $2 billion. The Portico Funds, including the Money Market Funds, are unrelated to The Tocqueville Trust.

                 (This information supplements the material on page 39 of the Prospectus)



CHECK REDEMPTION



        A shareholder of the Funds may request on the Purchase Application or by later written request to establish check redemption privileges for any of the Money Market Funds. The Redemption Checks ("Checks") will be drawn on the Money Market Fund in which the investor has made an investment. Checks will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any
person in the amount of $250 or more.   Dividends are earned
until the Check clears the Transfer Agent. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the particular Money Market Fund involved to redeem a sufficient number of the investor's shares to cover the amount of the Check. Checks will not be returned to shareholders after clearance. The initial checkbook is free; however, additional checkbooks are $5. The fee for additional checkbooks will be deducted from the shareholders account. There is no charge to the investor for the use of the Checks; however, the Transfer Agent will impose a $20 charge for stopping payment of a Check upon the request of the investor, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reasons. Because dividends on each Money Market Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

                (This information supplements the material on pages 36 and 37 of the Prospectus)



TELEPHONE REDEMPTION



        Shareholders of the Funds will also be permitted to redeem fund shares by telephone beginning December 2, 1996. To redeem shares by telephone, call 1-800-697-3863 with your account name, account number and amount of redemption. The Funds will accept telephone requests for redemption of shares for amounts up to $50,000. The Funds reserve the right to waive the redemption limitation. Redemption proceeds will only be sent to a shareholder's address or a pre-authorized bank account of a commercial bank located within the United States as shown on the Transfer Agent's records. Telephone redemptions are available only if established on the account application and if there has been no change of address by telephone within the proceeding 15 days.



        The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the Transfer
Agent.



        In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Funds and the Transfer Agent employ reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded. The Funds may implement other procedures from time to time. If reasonable procedures are not implemented, the Funds and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

                (This information supplements the material on pages 36 and 37 of the Prospectus)